UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report: May 25, 2023
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3100 Sanders Road, Suite 301
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	IEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On May 25, 2023, IDEX Corporation (the "Company") held its Annual Meeting of Stockholders and voted on the following matters:

1.The election of four Class I directors to serve a three-year term. Katrina L. Helmkamp, Mark A. Beck, Carl R. Christenson and Alejandro Quiroz Centeno were elected to serve as Class I directors for a three-year term expiring at the Company’s annual meeting to be held in 2026, or upon the election and qualification of their successors.

Director	For	Against	Abstentions	Broker Non-Votes

Katrina L. Helmkamp	61,440,895	7,779,543	53,399	1,250,659

Mark A. Beck	54,152,966	15,067,458	53,413	1,250,659

Carl R. Christenson	63,068,104	6,103,272	102,461	1,250,659

Alejandro Quiroz Centeno	68,741,243	479,241	53,353	1,250,659

2.A proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal received the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter as follows:

Affirmative Votes	65,328,418

Negative Votes	3,605,508

Abstentions	339,911

Broker Non-Votes	1,250,659

3.A proposal to approve, on an advisory basis, the frequency (every one, two, or three years) with which the Company’s stockholders shall be entitled to have an advisory vote to approve named executive officer compensation. A majority of stockholders voted for one year.

One year	68,633,788

Two years	31,065

Three years	549,410

Abstentions	59,574

Broker Non-Votes	1,250,659

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold an advisory vote on named executive officer compensation every year.

4.A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023. The proposal received the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter as follows:

Affirmative Votes	67,107,495

Negative Votes	3,369,771

Abstentions	47,230

5.A stockholder proposal to approve a report on hiring practices related to people with arrest or incarceration records. The proposal did not receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter as follows:

Affirmative Votes	12,634,525

Negative Votes	55,573,427

Abstentions	1,065,885

Broker Non-Votes	1,250,659

Item 9.01 – Financial Statements and Exhibits.

(d)    Exhibits

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ WILLIAM K. GROGAN
William K. Grogan
Senior Vice President and Chief Financial Officer
May 30, 2023

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)